UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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FIRSTHAND TECHNOLOGY VALUE FUND, INC.

(Name of Registrant as Specified in Its Chart

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FIRSTHAND TECHNOLOGY VALUE FUND, INC.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

March 20, 2014

Dear Fellow Stockholders:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc. (the “Company”) on Friday, May 23, 2014 at 2:00 p.m., Pacific Time, at Sheraton Sunnyvale Hotel, 1100 North Mathilda Avenue, Sunnyvale, CA 94089.

The Board of Directors has submitted the following two matters for consideration at the meeting:

i.	the election of two directors of the Company;

ii.	the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2014; and

In addition, if properly presented at the meeting, stockholders will consider and vote on the following dissident stockholder proposal:

iii.	the termination of the Investment Management Agreement between the Company and Firsthand Capital Management, Inc.

Stockholders at the meeting will also consider the transaction of any other business that may properly come before the meeting or any postponement or adjournment thereof.

The Company’s Board of Directors unanimously recommends that you vote FOR the election of each of its two nominees for director and FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm.

The Company’s Board of Directors unanimously recommends that you vote AGAINST the termination of the Investment Management Agreement for the important reasons discussed in these proxy materials.

We sincerely hope you will be able to attend the meeting. However, whether or not you are personally present, your vote is very important.  We are pleased to offer multiple options for voting your shares.  You may complete, sign, and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope. You may also authorize a proxy to vote your shares electronically via the Internet by using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card.  Authorizing a proxy will ensure that your vote is counted, even if you cannot attend the meeting and vote in person.

Bulldog Investors, LLC (“Bulldog”), part of the same dissident stockholder group that submitted the termination proposal listed above, has also filed a proxy statement with the Securities and Exchange Commission which principally seeks to (i) elect a slate of two individuals nominated by affiliates of Bulldog as directors of the Company (the “Bulldog Nominees”), (ii) ratify the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, (iii) terminate the Investment Management Agreement between the Company and Firsthand Cap-

ital Management, Inc., the Company’s external manager (the “Termination Proposal”), and (iv) request that the Board consider authorizing a program to repurchase shares when they are trading at a discount from net asset value (the “Share Repurchase Proposal”).

For the reasons discussed in the accompanying proxy statement, the election of the Bulldog Nominees and the Share Repurchase Proposal found in the separate proxy statement from Bulldog will not be considered at the Annual Meeting.  The exclusion of the Bulldog Nominees and the Share Repurchase Proposal at the Annual Meeting pursuant to our bylaws is not based on a specific ruling of any court and may be subject to challenge by Bulldog. The ratification of the selection of the Company’s independent registered public accounting firm already is a Board proposal that will be considered at the Annual Meeting.

We strongly urge you NOT to sign or return any proxy cards sent by Bulldog.  Any votes cast with respect to the Bulldog Nominees or the Share Repurchase Proposal in the separate proxy statement from Bulldog will not be counted at the Annual Meeting.  Any votes cast with respect to the ratification of the independent registered public accounting firm or the Termination Proposal in the separate proxy statement from Bulldog will be counted at the Annual Meeting.  Shares represented by proxies solicited by Bulldog also will be counted as present for purposes of determining the existence of a quorum.

If you have previously signed a proxy card from Bulldog, you can revoke the earlier proxy and vote for our nominees and on the other matters to be properly considered at the Annual Meeting by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage-paid envelope, or by authorizing your proxy electronically via the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card.

Enclosed with this letter are the formal notice of the meeting, the proxy statement, which gives detailed information about the Board’s nominees and proposals and why the Board of Directors unanimously recommends that you vote to approve them, a written WHITE proxy card for you to sign and return, and a copy of the Company’s annual report to stockholders on Form 10-K.

If you have any questions or need assistance in voting your shares, please call 800.733.6198.

Sincerely,

Kevin Landis
Chairman of the Board of Directors,
CEO and President

Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Firsthand Technology Value Fund, Inc.:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company”), will be held on Friday, May 23, 2014 at 2:00 p.m., Pacific Time, at the Sheraton Sunnyvale Hotel, 1100 North Mathilda Avenue, Sunnyvale, CA 94089, to consider and vote on the following matters as more fully described in the accompanying proxy statement:

1.	The election of two Class III directors of the Company to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	The ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2014.

In addition, if properly presented at the meeting, stockholders will consider and vote on the following dissident stockholder proposal:

3.	The termination of the Investment Management Agreement between the Company and Firsthand Capital Management, Inc.

Stockholders at the meeting will also consider the transaction of any other business that may properly come before the meeting or any postponement or adjournment thereof.

Stockholders of record as of the close of business on March 14, 2014 are entitled to notice of and to vote at the meeting (or any postponement or adjournment of the meeting).  Whether or not you plan to attend the meeting, we urge you to review these materials carefully and to authorize a proxy to vote your shares via Internet, by telephone or by submitting your WHITE proxy card as promptly as possible.

Bulldog Investors, LLC, a dissident stockholder (“Bulldog”), has filed a proxy statement with the Securities and Exchange Commission relating to the Annual Meeting.  As discussed in the accompanying proxy statement, the Bulldog nominees for director and the share repurchase proposal contained in the Bulldog proxy statement will not be considered at the Annual Meeting.  The exclusion of the Bulldog Nominees and the Share Repurchase Proposal at the Annual Meeting pursuant to our bylaws is not based on a specific ruling of any court and may be subject to challenge by Bulldog.  Any votes cast with respect to the ratification of the independent registered public accounting firm or the proposal to terminate the Investment Management Agreement in the separate proxy statement from Bulldog will be counted at the Annual Meeting.

The Board of Directors strongly urges you NOT to sign or return any proxy card sent to you by Bulldog.  If you have previously signed a proxy card from Bulldog, you can revoke the earlier proxy by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage-paid envelope, or by authorizing your proxy electronically via the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card.

By Order of the Board of Directors of the Company,

Kelvin Leung
Secretary

March 20, 2014
San Jose, California

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT	1
NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS	3
PROXY STATEMENT 2014 ANNUAL MEETING OF STOCKHOLDERS	6
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	6
PROPOSAL ONE — ELECTION OF DIRECTORS	10
NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON	11
NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON	11
REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS	12
DIRECTOR COMPENSATION	12
COMMMITTEES OF THE BOARD OF DIRECTORS	13
INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS	14
BOARD RECOMMENDATION	15
PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
INDEPENDENT ACCOUNTING FEES AND POLICIES	16
AUDIT COMMITTEE REPORT	16
BOARD RECOMMENDATION	17
PROPOSAL THREE – TERMINATION OF INVESTMENT MANAGEMENT AGREEMENT	17
BOARD RECOMMENDATION	19
INFORMATION ABOUT EXECUTIVE OFFICERS	20
COMPENSATION DISCUSSION AND ANALYSIS	20
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	21
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	22
CORPORATE GOVERNANCE	23
NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE REPORT	25
OTHER MATTERS	25
MORE INFORMATION ABOUT THE MEETING	25
INVESTMENT ADVISER	25
ADMINISTRATOR	26
HOUSEHOLDING OF PROXY MATERIALS	26
STOCKHOLDER PROPOSALS	26
APPENDIX A -- FIRSTHAND TECHNOLOGY VALUE FUND, INC. AUDIT COMMITTEE CHARTER	27
EXHIBIT A – PREAPPROVAL PROCEDURES	30
EXHIBIT B - QLCC DUTIES AND RESPONSIBILITIES	31

PROXY STATEMENT
2014 ANNUAL MEETING OF STOCKHOLDERS
May 23, 2014

This proxy statement is being sent to you by the Board of Directors (the “Board” or the “Board of Directors”) of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company,” “we,” “us,” or “our”). The Board of Directors is asking you to complete, sign, date, and return the enclosed WHITE proxy card, permitting your votes to be cast at the annual meeting (the “Annual Meeting”) of stockholders to be held on Friday, May 23, 2014, at 2:00 p.m., Pacific Time, at Sheraton Sunnyvale Hotel, 1100 North Mathilda Avenue, Sunnyvale, CA 94089.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2014: You should have received, together with this proxy statement, our Annual Report to stockholders for the fiscal year ended December 31, 2013. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 800.976.8776. The report will be sent to you without charge. Our reports can be accessed on the Internet (https://www.proxy-direct.com/svvc-25452) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

Firsthand Capital Management, Inc. (“FCM” or the “Investment Advisor”) externally manages and advises us pursuant to our investment management agreement. FCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. FCM provides investment advice to investment funds and other clients, focusing on the technology and alternative energy sectors.  As of December 31, 2013, FCM managed approximately $370 million. FCM may be contacted at the address listed above.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding the Annual Meeting and voting at the Annual Meeting.

Q.	WHAT PROPOSALS ARE TO BE PRESENTED AT THE ANNUAL MEETING?

A.	The proposals to be CONSIDERED and voted upon at the Annual Meeting are:

•
Proposal One — the election of two Class III Directors to serve until the Company’s 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The directors currently serving in Class III are Kevin Landis and Kimun Lee.

•	Proposal Two — the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

•	Proposal Three — if properly presented at the Annual Meeting, a stockholder proposal to terminate the Investment Management Agreement between the Company and FCM.

•	Proposal Four — the transaction of any other business that may properly come before the meeting or any postponement of adjournment thereof.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.
The Board of Directors unanimously recommends that you vote “FOR” the election of each of its two nominees FOR director and “FOR” the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm on the enclosed WHITE proxy card.

The Board of Directors unanimously recommends that you vote “AGAINST” the dissident stockholder’s proposal to terminate the Investment Management Agreement.

Q.	WHAT IS THE BOARD OF DIRECTORS POSITION REGARDING BULLDOG INVESTORS, LLC SOLICITING PROXIES FOR THE ANNUAL MEETING?

A.
Bulldog Investors, LLC, a dissident stockholder (“Bulldog”), has filed a proxy statement with the Securities and Exchange Commission which principally seeks to (i) elect a slate of two individuals nominated by affiliates of Bulldog as directors of the Company (the “Bulldog Nominees”), (ii) ratify the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, (iii) terminate the investment management agreement between the Company and FCM (the “Termination Proposal”), and (iv) request that the Board consider authorizing a program to repurchase shares when they are trading at a discount from net asset value (the “Share Repurchase Proposal”).

The Board of Directors has determined that the Bulldog Nominees are not eligible for election at the Annual Meeting and the Share Repurchase Proposal is not eligible for consideration at the Annual Meeting, as the nominees and the proposal were not submitted in accordance with the Company’s Bylaws.

Any votes cast with respect to the Bulldog Nominees or the Share Repurchase Proposal will not be counted at the Annual Meeting, as those nominations and proposal will not be considered at the Annual Meeting.  The exclusion of the Bulldog Nominees and the Share Repurchase Proposal at the Annual Meeting pursuant to our bylaws is not based on a specific ruling of any court and may be subject to challenge by Bulldog.  Any votes cast with respect to the ratification of the independent registered public accounting firm or the Termination Proposal in the separate proxy statement from Bulldog Investors will be counted at the Annual Meeting.  Shares represented by proxies solicited by Bulldog also will be counted as present for purposes of determining the existence of a quorum.  The ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm is already a Board proposal that will be considered at the Annual Meeting.

Q.	HOW CAN I VOTE?

A.
If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual MEETING. However, if your shares are held in the name of your broker, bank or other nominee, or “street name”, and you want to vote in person, you will need to obtain a legal proxy from the institution that holds your shares.

If your shares are held in your name, there are three ways for you to authorize a proxy:

•	Sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope;

•	Call 1-800-337-3503; or

•	Log on to the Internet at www.proxy-direct.com and follow the instructions at that site.

Telephone and Internet proxy authorizations will close at 11:59p.m. Eastern Time, on May 22, 2014. Unless you indicate otherwise on the WHITE proxy card, the persons named as your proxies will vote your shares: FOR the election of Messrs. Landis and Lee as Class III Directors; FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm; and AGAINST the termination of the Investment Management Agreement.

If your shares are held in the name of your broker, bank or other nominee, or “street name”, you should receive separate instructions from the holder of your shares describing how to provide voting instructions.

Even if you plan to attend the Annual Meeting, we recommend that you authorize a proxy in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q.	HOW PROXIES WILL BE VOTED?

A.
All proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed WHITE proxy card.  If no instructions are specified, the persons named as proxies will cast such votes FOR the election of each of its two nominees for director, FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm, and AGAINST the termination of the Investment Management Agreement. We know of no other matters to be properly presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will cast votes on each proposal in their sole discretion.

Proxies solicited by Bulldog will not be voted at the Annual Meeting with the respect to the Bulldog Nominees or the Share Repurchase Proposal, as neither the nominees nor the proposal may be properly brought before the Annual Meeting under the Company’s Bylaws. Any votes cast with respect to the ratification of the independent registered public accounting firm or the Termination Proposal in the separate proxy statement from Bulldog Investors will be counted at the Annual Meeting.

Q.	CAN I REVOKE MY PROXY?

A.	Yes. At any TIME before it has been voted, you may revoke your proxy by:

•	sending a letter revoking your proxy to the Secretary of the Company at our offices located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113;

•	properly executing and sending a later-dated proxy; or

•	attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke your proxy.

Q.	IF I HAVE ALREADY AUTHORIZED MY PROXY TO VOTE FOR BULLDOGS’ NOMINEES OR IN FAVOR OF BULLDOGS’ PROPOSALS, IS IT TOO LATE TO CHANGE MY MIND?

No. To change your vote, simply sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope, or authorize a proxy to vote by telephone or via the Internet in accordance with the instructions in the WHITE proxy card.  We strongly urge you to revoke any proxy card you may have returned to Bulldog.  Only your latest dated proxy will count at the Annual Meeting.

Q.	WHAT CONSTITUTES A QUORUM?

A.
The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the purposes of the Annual Meeting. If YOU submit a properly executed proxy card, you will be considered part of the quorum.   Abstentions and broker “non-votes” will be counted as present for purposes of determining a quorum.  A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in “street name”, the broker lacks discretionary authority to vote the shares and the broker has not received voting instructions from the beneficial owner.

Q.	WHAT IS THE REQUIRED VOTE FOR APPROVAL OF EACH PROPOSAL PROPERLY PRESENTED AT THE ANNUAL MEETING?

A.
Proposal One. The election of Messrs. Landis and Lee as a Class III Directors requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Each share of common stock is entitled to one vote for each of the two directors to be elected at the Annual Meeting. For the purposes of Proposal One, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the election of Messrs. Landis and Lee.

Proposal Two. The ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Each share of common stock is entitled to one vote. For purposes of the vote on Proposal Two, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

Proposal Three. The termination of the Investment Management Agreement requires approval of the holders of a majority of the Company’s outstanding voting securities. For purposes of this proposal, a “majority” of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the Annual Meeting, if the holders of 50% or more of the outstanding voting securities of the Company are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less. For purposes of the vote on Proposal Three, abstentions and broker non-votes will be considered a vote against this proposal.

Q.	WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

A.
The Board of Directors does not know of any matters to be properly presented at the Annual Meeting OTHER than those referred to in this proxy statement. If other matters are properly presented at the meeting for consideration, and you properly authorize a proxy, the persons named as proxy holders will have the discretion to vote on those matters for you.

Q.	WHO IS SOLICITING MY VOTE?

A.	In this proxy statement, the Board of Directors is soliciting your vote for matters properly submitted for stockholder consideration at the Annual Meeting.

Q.	WHO PAYS FOR THIS SOLICITATION OF PROXIES?

A.
The expenses of preparing, printing and mailing the enclosed WHITE proxy card, the accompanying notice and this proxy statement, tabulation expenses, and all other costs, in connection with this solicitation of proxies will be borne by the Company. We may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the BENEFICIAL owners of our shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, FCM, our transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. The Company has engaged Georgeson Inc. as its proxy solicitation firm and expects Georgeson to use approximately twenty five persons to engage in proxy solicitation. We do not currently expect the additional solicitation firm fees and expenses to exceed $50,000, plus out of pocket expenses. We will not pay any of our representatives or FCM any additional compensation for their efforts to supplement proxy solicitation.

Q.	CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The PROXY statement and Annual Report are available on the Internet at https://www.proxy-direct.com/svvc-25452.

This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the proxy statement carefully.
If you have questions, call 800.733.6198.

PROPOSAL ONE
ELECTION OF DIRECTOR

Under our charter, our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III). We currently have four directors.

Class	Term*	Directors
I	to serve until the Annual Meeting of Stockholders in 2015	Greg Burglin

II	to serve until the Annual Meeting of Stockholders in 2016	Mark Fitzgerald

III	to serve until the Annual Meeting of Stockholders in 2014	Kimun Lee
Kevin Landis

*
Each director serves until the Annual Meeting of Stockholders for the designated year and until his successor is duly elected and qualifies. Accordingly, if elected, each director will serve for a 3-year term and until his successor is duly elected and qualifies.

The directors whose terms are expiring at this year’s Annual Meeting are the Class III directors, Kevin Landis and Kimun Lee. The Board has nominated them for re-election at the Annual Meeting, to serve for a term of three years (until the 2017 Annual Meeting of Stockholders) and until their successors have been duly elected and qualify.

The Board knows of no reason why the nominees will be unable to serve, and the nominees have consented to be named and to serve if re-elected. If the nominees are unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote in their discretion for other person designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise instructed) FOR the election of Messrs. Landis and Lee as the Class III directors.

The following tables set forth the nominees and each remaining director’s name and age; position(s) with us and length of time served; principal occupation during the past five years; and other directorships held during the past five years. The address for the nominee and all directors is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on each nominee and remaining director follows the table.

The directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of FCM, or our underwriters in offerings of our securities from time to time, as defined in the 1940 Act, are referred to herein as “Independent Directors.” None of our Independent Directors, nor any of their immediate family members, has been a director, officer or employee of FCM or its affiliates within the last five years.

For information regarding the Fund’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Kimun Lee (born 1946)	Director (to serve until the 2014 Annual Meeting of Stockholders). Served since 2010.	Mr. Lee is a California-registered investment adviser. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980. Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares Gold Trust, iShares Silver Trust, iShares Dow Jones - UBS Roll Select Commodity Index Trust and iShares S&P GSCI Commodity-Indexed Trust.	3	Current: Firsthand Funds iShares Delaware Trust Sponsor LLC

(1)
The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex included Firsthand Technology Value Fund, Inc., a closed-end fund, and Firsthand Funds, a family of open-ended funds registered under the 1940 Act that are managed by FCM.

NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin Landis (2) (born 1961)	Chairman of the Board of Directors, President and Chief Executive Officer. Director (to serve until the 2014 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	President of FCM since 2009; President, Chairman and Founder of Firsthand Funds since 1994; Portfolio Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Opportunities Fund since 1999, and of Firsthand Technology Leaders Fund from 1997 to 2012; Portfolio Manager of the Company since April, 2011.	3	Current: Firsthand Funds IntraOp Medical Corporation Silicon Genesis Corp. Pivotal Systems Corp. QMAT, Inc. Telepathy, Inc. Wrightspeed, Inc.

(2)	Mr. Landis is an “interested person” of the Company because he is an owner, an officer, and an employee of FCM.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Greg Berglin (born 1960)	Director (to serve until the 2015 Annual Meeting of Stockholders). Served since 2010.	Tax consultant for more than 5 years	3	Current: Firsthand Funds
Mark F. Fitzgerald (born 1955)	Director (to serve until the 2016 Annual Meeting of Stockholders). Served since April 2013.	Retired since Feb. 2009; from June 2000 to Feb. 2007, managing director and senior analyst in the Technology Group of Banc of America Securities LLC (investing); from June 2007 to Feb. 2009, Managing Partner, Wilmont Investments (private technology investment fund).	1	Current: NONE

DIRECTOR COMPENSATION

The following table sets forth the compensation paid by us during the fiscal year ended December 31, 2013 to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.

Name	Fees Earned or Paid in Cash (Total Compensation)
Independent Directors
Greg Burglin	$20,000
Mark Fitzgerald	$20,000
Kimun Lee	$20,000

Interested Director
Kevin Landis	None

Our directors and officers who are “interested persons” because of their employment by FCM, including all our executive officers, serve without any compensation from us. For the year ended December 31, 2013, the Independent Directors each received $20,000 per annum, consisting of a $10,000 annual retainer ($2,500 paid quarterly), and a per meeting fee of $2,500 for each quarterly meeting attended in person or by phone plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly-scheduled in-person board meeting.  In addition, we purchase directors and officers liability insurance on behalf of our directors and officers, who will be covered under the same policy that covers FCM and Firsthand Funds.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has three standing committees: (1) the Audit Committee, (2) the Valuation Committee and (3) the Nominating Committee.

AUDIT COMMITTEE

The members of the Audit Committee are Greg Burglin, Kimun Lee, and Mark Fitzgerald, each of whom is independent for purposes of the Nasdaq Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Fitzgerald serves as chairman of the Audit Committee. None of the members of the Audit Committee are considered to be an audit committee financial expert within the meaning of the federal securities laws.  Although no Committee member meets that technical standard, the Board believes that its Audit Committee members are financially literate and have the necessary experience and ability to discharge fully their responsibilities as specified in the charter for the Audit Committee. The Audit Committee is responsible for approving our independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, and reviewing the adequacy of our internal accounting controls.  For the fiscal year ended December 31, 2013, the Audit Committee met four times. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter (as defined herein) is attached as Appendix A and is available in print to any stockholder who requests it.

VALUATION COMMITTEE

The members of the Valuation Committee are Greg Burglin, Kimun Lee, and Mark Fitzgerald, each of whom is independent for purposes of the Nasdaq Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Burglin serves as chairman of the Valuation Committee. The Valuation Committee is responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee may use the services of nationally recognized independent valuation firms or the advice of FCM to help them determine the fair value of these securities.  For the fiscal year ended December 31, 2013, the Valuation Committee met four times.

NOMINATING COMMITTEE

The members of the Nominating Committee are Greg Burglin, Kimun Lee, and Mark Fitzgerald, each of whom is independent for purposes of the Nasdaq Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Lee serves as chairman of the Nominating Committee. The Nominating Committee is responsible for nominating, corporate governance, and compensation matters. This includes the responsibilities of selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management, as well as compensation-related matters.  For the fiscal year ended December 31, 2013, the Nominating Committee met two times.

BOARD OF DIRECTOR AND COMMITTEE MEETINGS HELD

The following table shows the number of meetings held for the Company during the fiscal year ended December 31, 2013:

Board of Directors	9
Audit Committee	4
Valuation Committee	4
Nominating Committee	2

All directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not currently have a policy with respect to Board member attendance at annual meetings.

Please refer to “Corporate Governance” on page 23 below for a review of the Board’s leadership structure, role in risk oversight and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES OR SKILLS

The Board believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. Each director has served on boards for organizations other than the Company, and, except for Mr. Fitzgerald (who joined the board in 2013), each of the directors has served on the Board of the Company since its inception.  In addition, they either have substantial boardroom experience and/or, in their service to the Company, have gained substantial insight into the operation of the Company and have demonstrated a commitment to discharging their duties as directors.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to our and our stockholders’ interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

INFORMATION ABOUT INDEPENDENT DIRECTORS

Greg Burglin, 53, is an accounting and tax specialist and has been a tax consultant for more than 5 years. Mr. Burglin’s tax and accounting expertise enables him to provide valuable counsel to the Company, and he currently chairs our Valuation Committee, which is responsible for aiding our Board of Directors in fair value pricing our illiquid securities. Mr. Burglin has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since November 2008.  As a result of this experience, Mr. Burglin is very familiar with FCM and service on the board of a registered investment company. Mr. Burglin holds a bachelor’s degree in Business Administration from University of California at Berkeley and a master’s degree in Taxation from Golden Gate University.

Mark Fitzgerald, 59, is a technology industry veteran with 24 years of experience as an engineer, researcher, and securities analyst, with particular expertise in manufacturing process technologies used in the semiconductor, solar, and disk drive industries. He began his career as an engineer at Air Products & Chemicals (a supplier of industrial gasses and chemicals) and Materials Technology (a manufacturer of wafer processing equipment for the semiconductor industry). Later he assumed analyst positions at Hambrecht & Quist, Union Bank of Switzerland, Merrill Lynch, Pierce, Fenner & Smith Incorporated and most recently at Banc of America Securities LLC, where he was managing director and senior analyst in the Technology Group. Mr. Fitzgerald’s deep technology background is a significant asset to the Company, and he is called upon frequently to share his insights and experience with our team. Mr. Fitzgerald holds bachelor’s degrees in Chemistry and Literature from McGill University and an MBA from Duke University.

Kimun Lee, 67, is a registered investment adviser and a principal of Resources Consolidated, an investment banking and consulting firm he founded in 1980. He also has extensive experience as a director of registered investment companies. Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that is the sponsor of iShares Gold Trust, iShares Silver Trust, iShares Dow Jones-UBS Roll Select Commodity Index Trust,

and iShares S&P GSCI Commodity-Indexed Trust. Mr. Lee also previously served as a member of the Board of Directors of Fremont Mutual Funds, Inc., a mutual fund company. Mr. Lee’s extensive business and governance experience is reflected in the leadership he provides to our Board. Mr. Lee holds a bachelor’s degree from University of the Pacific and a master’s degree in Business Administration from University of Nevada, Reno. He has also completed the Stanford University Executive Education program in Corporate Governance for Directors.

INFORMATION ABOUT INTERESTED DIRECTORS

Kevin Landis, 52, in addition to being President of FCM, is also the President and Chairman of Firsthand Funds, which he co-founded in 1994. Mr. Landis is a well-known technology investor who serves as portfolio manager for Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund. Born and raised in Silicon Valley, Mr. Landis has over two decades of experience in engineering, market research, product management, and investing in the technology sector. He currently serves on the Boards of Directors of IntraOp Medical Corporation, Pivotal Systems Corporation, QMAT, Inc., Silicon Genesis Corporation, Telepathy, Inc., and Wrightspeed, Inc. He also serves as an observer on the board of TapAd, Inc.  Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Smart Money, Time, and Money magazines. He is also a guest lecturer at Santa Clara University’s Leavey School of Business, sharing his advice not only on technology investments, but also on management and mentoring of technology entrepreneurs. Mr. Landis holds a bachelor’s degree in electrical engineering and computer science from the University of California at Berkeley and an MBA from Santa Clara University.

BOARD RECOMMENDATION

The Board of Directors of the Company, including all of the Independent Directors, unanimously recommends that you vote “FOR” the nominees to the Board.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of the Company, including all of the Company’s Independent Directors, have selected Tait, Weller & Baker LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2014, and are submitting the selection of Tait, Weller & Baker LLP to the stockholders for ratification.

Tait, Weller & Baker LLP has audited the financial statements of the Company since inception and has informed us that it has no direct or indirect material financial interest in the Company or in FCM.

A representative of Tait, Weller & Baker LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee normally meets two times each year with representatives of Tait, Weller & Baker LLP to discuss the scope of its engagement, review the financial statements of the Company and the results of its examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

AUDIT AND RELATED FEES

Audit Fees. The aggregate fees billed to us by Tait, Weller & Baker LLP during fiscal years 2012 and 2013 for professional services rendered with respect to the audit of our financial statements were $17,000 and $25,000, respectively.

Audit-Related Fees. For professional services for assurance and related services reasonably related to the performance of the audits of our annual financial statements for fiscal years 2012 and 2013, we were billed by Tait, Weller & Baker LLP for fees in the amounts of $5,000 and $4,800, respectively.

Tax Fees.For professional services for tax compliance, tax advice and tax planning for fiscal years 2012 and 2013, we were billed by Tait, Weller & Baker LLP for fees in the amounts of $3,000 and $3,500, respectively.

All Other Fees. We were not billed by Tait, Weller & Baker LLP for any fees for services other than those described above during either of the past two fiscal years.

Aggregate Non-Audit Fees. We were not billed by Tait, Weller & Baker LLP for any amounts for any non-audit services during either of the past two fiscal years. In addition, neither FCM nor any entity controlling, controlled by, or under common control with FCM that provides ongoing services to us, was billed by Tait, Weller & Baker LLP for any non-audit services during either of the last two fiscal years.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Before the auditor is engaged (i) by us to render audit, audit related or permissible non-audit services to us or (ii) with respect to non-audit services to be provided to FCM or any entity in the investment company complex, if the nature of the services provided relate directly to our operations or financial reporting, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to FCM. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded.  These thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with Tait, Weller & Baker LLP, the Audit Committee approved in advance all audit services and non-audit services that Tait, Weller & Baker LLP provided to us (with respect to our operations and financial reporting). None of the services rendered by Tait, Weller & Baker LLP  to us or FCM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by Tait, Weller & Baker LLP to FCM and any entity controlling, controlled by, or under common control with FCM that were not required to be pre-approved by the Audit Committee is compatible with maintaining Tait, Weller & Baker LLP ’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (“the Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors and the Audit Committee meets periodically with the independent auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required.  The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board. The Audit Committee is currently composed of three Directors, each of whom is “independent” in accordance with Nasdaq Stock Market corporate governance regulations.

The Audit Committee, in discharging its responsibilities, has met with and held discussions with management and the Company’s independent auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K.

Submitted by the Audit Committee

Mark Fitzgerald
Greg Burglin
Kimun Lee

BOARD RECOMMENDATION

The Board of Directors of the Company, including all of the Independent Directors, unanimously recommends that you vote “FOR” the ratification of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm.

PROPOSAL THREE
(Stockholder Proposal)
TERMINATION OF INVESTMENT MANAGEMENT AGREEMENT

A dissident stockholder that is part of the Bulldog Investors, LLC group that filed a separate proxy statement with the SEC, submitted the following proposal for inclusion in the Company’s proxy materials. The Board of Directors unanimously recommends that you vote AGAINST the proposal. The proposal and the dissident stockholder’s supporting statement, exactly as received from the dissident stockholder, are set forth below and are followed by the Board’s explanation of its reasons for opposing the proposal. The Company will provide the dissident stockholder’s name, address and number of shares held promptly upon oral or written request.

PROPOSAL

RESOLVED: The Investment Management Agreement between the Fund and Firsthand Capital Management, Inc. (FCM) shall be terminated as soon as possible.

REPRINTED SUPPORTING STATEMENT FROM DISSIDENT STOCKHOLDER

FCM is controlled by Kevin Landis.  For managing the Fund, FCM is paid 2% per annum of its gross assets plus 20% of any net realized capital gains.  Since the Fund has assets of about $200 million, FCM receives about $4 million per annum just for showing up.  That is extraordinarily high compensation for managing a closed-end investment fund.  We are not at all opposed to generously compensating a manager who has demonstrated outstanding long-term performance.  In a recent Barron’s interview, Leon Cooperman, whose $8.5 billion hedge fund has returned more than 14% (net) per annum to investors over more than two decades, put it this way:  “If you are paying somebody two and 20, as opposed to 1%, you basically have a right to expect more from that person.”  We agree.

By contrast, Mr. Landis’ long-term performance can only be described as abysmal.  As an open-end fund, in the first quarter of 2000, the Fund’s NAV peaked at about $135 per share.  By April 2011, when it was converted to a closed-end fund, its NAV had fallen to about $27 per share.  That is a decline of 80% in shareholder value over a period of eleven years.  Nor have those shareholders who held on to their shares since April 2011 in hopes of improved performance, fared any better.  Over the next two years, the market price of their shares fell another 30% while tech stocks generally performed very well!

We don’t think Mr. Cooperman would approve of Mr. Landis’ compensation.  To put it bluntly, there are some people who should not be managing other people’s money – and Kevin Landis has demonstrated that he is one of those people.  There is simply no way to spin the numbers and conclude that his performance has been anything but disastrous for shareholders.

We find it inexplicable that the board has not already terminated his firm’s management agreement.  That is why we are urging shareholders themselves to vote to terminate it.  Then, the board can hire a new manager that has a track record of making money for investors, rather than losing money.  Trust me, there are plenty of good investment managers that would love to manage the Fund and would do so for a much lower fee than FCM is paid.

In sum, we believe the buck stops with Kevin Landis.  His horrendous long-term performance is intolerable as is his lavish compensation.  In our view, the best way to turn the Fund around is to replace FCM with a manager that has demonstrated an ability to make money for investors over the long term. That can be done very quickly.

Please take this opportunity to vote for this proposal.

The Board of Directors recommends that you vote against this stockholder proposal for the reasons set forth below.

THE BOARD’S OPPOSING STATEMENT

The Board of Directors of the Company and the Independent Directors strongly oppose this proposal. The proposal has been submitted by an opportunistic dissident stockholder seeking quick short-term gains at the expense of long-term stockholders.  The strategy employed by the Company, a publicly-traded venture capital fund, requires considerable time and close attention, and often considerable follow-on investments, to realize potential returns. Actions pursued, including the replacement of management, with the goal of short-term gains in stock price would interfere with the Company’s ability to realize long-term gains from significant portions of the Company’s current investment portfolio and other investments under consideration.

In addition, the Board believes that approval of the proposal would likely severely impair the short-term and long-term value of the Company’s investment portfolio because, among other reasons, the dissident stockholder has not provided any plan for the management of the Company’s investments after a termination of the Investment Management Agreement.

Terminating the investment management agreement without specifying a viable alternative has significant negative implications for the Company and is not in the best interests of all stockholders. The termination of the investment management agreement without a successor in place would lead to considerable disruptions in the Company’s investment process. As just one example, if the termination were to happen, it would occur at around the time the Company’s Twitter lock-up expires, a critical time for the Company that we believe is a significant value-creating opportunity that needs to be managed appropriately. In the Investment Advisor’s experience, a dramatic increase in volatility often accompanies the expiration of lock-ups for newly public technology companies. The Board believes the Investment Advisor is best positioned to navigate the expected volatility in the best interest of the Company, given the Investment Advisor’s considerable experience in trading public technology stocks. In addition, the process to find a suitable replacement for the Investment Advisor would be a huge strain on the Company’s financials and a drain on operational capabilities.

In contrast, the Company’s existing management team, including Mr. Landis, a 20-year veteran of technology stock investing, is executing on an investment strategy that is delivering long-term value to all stockholders by identifying opportunities in companies with outstanding and disruptive technologies,1 secure intellectual property rights, experienced management teams, and strong market positions. This strategy is delivering results. As of December 31, 2013, the Company’s NAV reached an all-time high, underscoring the success of this investment strategy. In addition, over the past year, we have delivered returns of 25.30% on NAV, and 34.61% based on the market value of our stock. Since the Company commenced operations on April 18, 2011, its average annualized total return has been 2.26% based on NAV and -5.05% based on market value. Your Board is confident the Investment Advisor is acting in the best interest of all stockholders and will create the most value by continuing to execute on its strategic plans to grow the underlying value of the Company.

In light of the Company’s performance and the significant potential damage that would result from removing the Company’s management without a suitable replacement, your Board strongly recommends you vote AGAINST the proposal.

BOARD RECOMMENDATION

The Board of Directors of the Company, including all of the Independent Directors, unanimously recommends that you vote “AGAINST” the proposal to terminate the Investment Management Agreement.

1
We consider a disruptive technology to be a technology that enables a new market or disrupts an existing market by replacing older technology. Recent examples include the smartphone, social networking, and cloud computing.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each of our officer’s name; position(s) with us and length of time served; principal occupation during the past five years; and other directorships. The address for all of our officers is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on each officer follows the table, excluding Kevin Landis, whose information is described on page 14 under the heading “Information About Each Director’s Qualifications, Experience, Attributes or Skills.”

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin Landis (born 1961)	Chairman of the Board of Directors, President and Chief Executive Officer, and Chief Financial Officer. Director (to serve until the 2014 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	President of FCM since 2009; President, Chairman and Founder of Firsthand Funds since 1994; Portfolio Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Opportunities Fund since 1999, and of Firsthand Technology Leaders Fund from 1997 to 2012; Portfolio Manager of the Company since April, 2011.	3	Current: Firsthand Funds IntraOp Medical Corporation Silicon Genesis Corp. Pivotal Systems Corp. QMAT, Inc. Telepathy, Inc. Wrightspeed, Inc.
Nichole Mileski (born 1971)	Chief Compliance Officer. Served since September, 2013.
Corporate counsel of FCM since 2013; corporate paralegal of FCM since 2011. Bankruptcy paralegal at Law Office of Julian Roberts from 2009 to 2011. Extern at United States Bankruptcy Court Northern District of California San Jose Division from 2008 to 2009.
			N/A	N/A

Nichole Mileski, 42, has been corporate counsel of FCM since 2013 and corporate paralegal of FCM since 2011. From 2009 to 2011 Ms. Mileski was a Bankruptcy paralegal at Law Office of Julian Roberts.  From 2008 to 2009 Ms. Mileski was an extern at United States Bankruptcy Court Northern District of California San Jose Division.

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between FCM (our external manager) and us, our external manager is responsible for supervising the investments and reinvestments of the Company’s assets. Our external manager, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. We pay management fees to our external manager for its advisory and other services performed under the investment management agreement.

Our executive officers who manage our regular business are employees of our external manager or its affiliates. Accordingly, we do not pay any salaries, bonuses or other compensation to our executive officers. We do not have employment agreements with our executive officers. We do not provide pension or retirement benefits, perquisites, or other personal benefits to our executive officers. We do not maintain any compensation plans under which our equity securities are authorized for issuance. We do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement does not require our external manager to dedicate specific personnel to fulfilling its obligation to us under the investment management agreement, or require personnel to dedicate a specific amount of time. In their capacities as executive officers or employees of our external manager or its affiliates, they devote a portion of their time to our affairs as required for the performance of the duties of our external manager under the investment management agreement.

Our executive officers are compensated by our external manager. We understand that our external manager takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of our executive officers receive compensation for services performed for various investment funds of our external manager. However, our external manager cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers that relates exclusively to their services to us. The compensation of our Chief Compliance Officer will be paid by FCM.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of February 28, 2014 the number of shares of our common stock beneficially owned by each of our current directors and executive officers as a group, and certain beneficial owners, according to information furnished to us by such persons. Based on statements publicly filed with the SEC, as of February 28, 2014 we are aware of no person who beneficially own more than 5% of our outstanding common stock except as disclosed below. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class (1)
Independent Directors
Greg Burglin	0	*
Kimun Lee	500	*
Mark Fitzgerald	1,000	*
Interested Director
Kevin Landis	109,413	1.21%
Executive Officers
Nichole Mileski	0	*
Other Beneficial Owners
Bulldog Investors Park 80 West Plaza Two, Suite 750 Saddle Brook, NJ 07663	1,277,934	14.09%

*	Less than 1% of class.
(1)	Based on 9,072,032 shares of common stock outstanding as of February 28, 2014.

The following table sets forth as of February 28, 2014 the dollar range of our equity securities beneficially owned by each of our directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act.

Director	Dollar Range1 of Our Equity Securities	Aggregate Dollar Range1 of Equity Securities in All Registered Investment Companies2 Overseen by Director in Fund Complex3
Independent Directors
Greg Burglin3	None	None
Mark Fitzgerald	$10,001 - $50,000	$10,001 - $50,000
Kimun Lee3	$10,001 - $50,000	$10,001 - $50,000
Interested Director
Kevin Landis3	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000 or over $100,000.
(2)	The Company is incorporated under the Maryland General Corporation Law.
(3)
Each of Greg Burglin, Kimun Lee and Kevin Landis is a member of the board of trustees of Firsthand Funds, which operates Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund.  FCM serves as investment advisor for each of these funds.

None of the independent directors or any of their immediate family members own beneficially or of record any securities in the Investment Adviser or our underwriters in the offering of our securities from time to time, as defined in the 1940 Act, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or such underwriters.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the 1934 Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership in our securities and any changes therein to the SEC and to us. We are required to report herein any failure to file such reports by applicable due dates for filings. Based on our review of any Forms 3, 4 and 5 filed by such persons, we believe that, during the fiscal year, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Management Agreement with FCM, in which the chairman of our Board of Directors and our Chief Executive Officer and Chief Financial Officer has ownership and financial interests. The other investment professionals of the Investment Adviser may also serve as principals of other investment managers affiliated with FCM that may currently and also in the future manage investment funds with investment objectives similar to ours. In addition, our current executive officers and directors, the Chief Financial Officer and Chief Compliance Officer, and the other senior investment professionals whom the FCM currently retains, serve or may serve as officers, directors, or principals of entities that operate or may operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with FCM. However, FCM intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of the Investment Adviser.  The Board of Directors, including the Independent Directors, has previously reviewed and approved FCM’s allocation policies and procedures.

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Company’s business and affairs are managed under the direction of its Board of Directors, including the responsibilities performed for us pursuant to our investment management agreement. Among other things, the Board of Directors sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of Directors currently consists of four directors, three of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.” As part of each regular Board meeting, the Independent Directors meet separately from management and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Chairman of the Board presides over meetings of the Board of Directors and the Board of Directors may designate a chairman to preside over meetings of stockholders, and to perform such other responsibilities as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Landis serves as Chairman of the Board of Directors. Mr. Landis is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with FCM. The Company believes that Mr. Landis’ history with the Company, familiarity with FCM’s investment platform and extensive experience in the field of technology-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit, Valuation and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. Landis is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

BOARD ROLE IN RISK OVERSIGHT

The Board oversees the services provided by FCM, including certain risk management functions. Risk management is a broad concept composed of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also reviews reports at least quarterly, and meets at least once annually with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and FCM to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that the Board’s roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or FCM, its affiliates, or other service providers.

NOMINEES FOR DIRECTOR

The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes diversity of a particular candidate and overall diversity of the Board into account when considering and evaluating candidates for Director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to these matters that must be satisfied before an individual may be nominated to serve as a Director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD OF DIRECTORS

Stockholders may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at our principal offices at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113.  The sender should indicate in the address whether it is intended for the entire Board, the independent directors as a group or an individual director.  The Secretary will forward any communications received directly to the intended recipient in accordance with the instructions.

CODE OF ETHICS

We have adopted a supplemental antifraud code of ethics that applies to, among others, our principal and senior financial officers, including our principal executive officer and principal financial officer. Our supplemental antifraud code of ethics is filed as Exhibit 14.1 of our Annual Report on Form 10-K, filed with the SEC on March 21, 2012 and can be accessed via the SEC’s Internet site at www.sec.gov. We intend to disclose any amendments to or waivers of required provisions of this code on Form 8-K.

We have also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons. Access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. Our code of ethics is filed as Exhibit 14.2 to our Form 10-K, filed with the SEC on March 17, 2014, and can be accessed via the SEC’s Internet site. We also will provide a copy of our code of business conduct to any stockholder who requests it.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE REPORT

The Nominating Committee of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (“the Company”)  (which is responsible for nominating, corporate governance, and compensation matters) has reviewed and discussed with management the Company’s Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K. Based on this review and discussion, the Nominating Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Submitted by the Nominating Committee

Kimun Lee
Greg Burglin
Mark Fitzgerald

OTHER MATTERS

The Board of Directors is not aware of any pending material legal proceedings involving the Company.

The Board of Directors knows of no other matters that are intended to be brought before the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

As of March 14, 2014, the Record Date, we had 9,072,032 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

To the knowledge of our management:

•	As of February 28, 2014, Bulldog Investors holds beneficially more than 5% of our outstanding common stock.

•	As of February 28, 2014, director Kevin Landis held, as of that date, approximately 1.21% of our outstanding stock. None of the other directors owned 1% or more of outstanding Common Stock.

•	As of February 28, 2014, our officers and directors owned, as a group, approximately 1.21% of our outstanding common stock.

INVESTMENT ADVISER

Firsthand Capital Management, Inc., is our investment adviser. Its principal office is located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113.

ADMINISTRATOR

BNY Mellon Servicing (U.S.) Inc. (“BNY”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Our current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113 not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date our proxy statement was released to stockholders for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, unless our 2014 Annual Meeting of Stockholders is advanced or delayed more than 30 days from May 23, 2014, a stockholder nomination or proposal intended to be considered at the 2014 Annual Meeting of Stockholders must be received by the Secretary of the Company on or after October 21, 2014, and prior to 5:00 p.m. Pacific Time on November 20, 2014. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in our 2014 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, we must receive it not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by us on or before November 20, 2014 in order to be included in our proxy statement and proxy card for the 2015 Annual Meeting of Stockholders. All nominations and proposals must be in writing.

By Order of the Board of Directors

Kelvin Leung
Secretary
March 20, 2014

APPENDIX A

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
AUDIT COMMITTEE CHARTER

September 10, 2010

1.
The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (the “Fund”) shall be composed entirely of Directors who are not “interested” persons of the Fund, any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, as amended.  The full Board shall designate the members of the Committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Any member of the Committee who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committee and the Board in the absence of such determination.

2.	The primary responsibilities of the Committee are:

a)
To oversee the accounting and financial reporting policies of the Fund and practices, including their internal controls over financial reporting and, as the Committee deems appropriate, the internal controls of key service providers;

b)	To oversee the quality and objectivity of, and review the results of, the annual audits of the Fund’s financial statements and the independent audit thereof;

c)
To interact with the Fund’s independent auditors (the “Auditors”) on behalf of the full Board and to interact with the appropriate officers of the Fund, and the investment adviser, administrator and other key service providers other than the Auditors (collectively, “Management”) regarding accounting and financial reporting matters;

d)
To oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits; and

e)	To approve the Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors.

The function of the Committee is oversight.  Management is primarily responsible for maintaining appropriate systems for accounting and internal control, and the Auditors are primarily responsible for planning and carrying out a proper audit.  Specifically, Management is responsible for: (1) the preparation, presentation, and integrity of the Fund’s financial statements; (2) the implementation of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures designed to assure compliance with all applicable accounting standards, laws, and regulations.  The Auditors are responsible for planning and carrying out a proper audit and review.  Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Management or the Auditors.

Although the Committee is expected to take a questioning and deliberative approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of Management for preparing, or the Auditors for auditing, the Fund’s financial statements.  Members of the Committee are not full-time employees of the Fund and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.  In addition, the authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable laws, or to guarantee any report of the Auditors.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:  (1) one or more officers of the

Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee on which the member does not sit.

3.	To carry out its responsibilities, the Committee shall have the following duties and powers, to be discharged in such a manner as the Committee deems appropriate, in its sole discretion:

a)
To approve, prior to appointment, the engagement of the Auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Act) the selection, retention or termination of the Auditors and, in connection therewith, to (i) review and evaluate matters potentially affecting the independence of the Auditors; (ii) evaluate the independence of the Auditors and to receive and evaluate the Auditors’ specific representations as to their independence; and (iii) evaluate the performance of the Auditors and the quality and depth of the professional staff assigned to the Fund;

b)
To approve, prior to appointment, the engagement of the Auditors to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

c)
To separately adopt in the form attached to this Charter as Exhibit A. detailed policies and procedures, that may be amended from time to time solely by the Committee, for pre-approval of the Auditors to provide audit and non-audit services to a Fund and to provide non-audit services to the Fund’s investment adviser or control affiliate that relate directly to the operations and financial reporting of the Fund;

d)
To consider whether the provision by the Auditors of non-audit services to a Fund’s investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not required to be pre-approved by the Committee, is compatible with maintaining the Auditors’ independence;

e)
To assess the Auditors’ independence at least annually; in connection with which, the Committee shall receive and review a report by the Auditors describing all relationships between the Auditors and the Fund, including the disclosures required by any applicable auditing standard;

f)
To review and discuss with Management the matters about which Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees) requires discussion, including those specifically mentioned in this Charter;

g)	To review the arrangements for and scope of the Fund’s annual audits and any special audits;

h)	To review and approve the fees proposed to be charged to the Fund by the Auditors for all audit and non-audit services;

i)
To review with the Fund’s principal executive officer and/or principal financial officer, in connection with their certifications of any filings by the Fund on Form N-CSR, any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein or in internal controls over financial reporting and any reported evidence of fraud involving Management or other employees who have a significant role in the Fund’s disclosure controls and procedures;

j)
To meet with the Auditors, including private meetings, as appropriate, (i) to review the arrangements for and the scope of the annual audit and any special audits or other special services; (ii) to discuss any matters of concern arising in connection with audits of the Fund’s financial statements, including any adjustments to such statements recommended by the Auditors, or other results of the audits; (iii) to review the quality and adequacy of the internal accounting staff; (iv) to consider the Auditors’ comments with respect to the appropriateness and adequacy of the Fund’s financial policies, procedures and internal controls over financial reporting and to review management’s responses thereto; and (v) to review with the Auditors their opinions as to the fairness of the financial statements;

k)
To consider the effect on the Fund of:  (i) any changes in accounting principles or practices proposed by Management or the Auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Fund’s internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

l)	To investigate or initiate investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

m)
To report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate;

n)	To serve as a “qualified legal compliance committee” (as such term is defined in 17 CFR Part 205), the duties of which are listed on Exhibit B to this Charter; and

o)	To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

4.
The Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require.  The Committee shall record minutes of its meetings and shall invite Directors who are not members of the Committee, Management, counsel and representatives of service providers to attend meetings and provide information as the Committee, in its sole discretion, considers appropriate.

5.
The Committee shall be available, as reasonable, to meet with appropriate officers of the Fund, and with internal accounting staff, and individuals with internal audit responsibilities, for consultation on audit, accounting, and related financial matters.

6.
The Committee shall be given the resources and shall have the authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7.
The Committee shall review this Charter as often as it deems appropriate, and recommend any changes to the Board that it deems appropriate.  The Committee shall have such further responsibilities as are given to it from time to time by the Board.  The Committee shall consult, on an ongoing basis, with Management, the Auditors and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting, and industry developments.

8.	Nothing in this Charter shall be interpreted as diminishing or derogating the responsibilities of the full Board.

EXHIBIT A

PRE-APPROVAL PROCEDURES

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and “permissible” non-audit services to be provided by the Auditors to the Fund, subject to the ratification of the full Committee at its next regularly scheduled meeting.  Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards. The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to:  reviewing the Fund’s internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to the Fund is not required if:  (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the “De Minimus Exceptions”).

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) the Fund’s investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund.  The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

EXHIBIT B

QLCC DUTIES AND RESPONSIBILITIES

•
An attorney reporting a “material violation” under 17 CFR Part 205 (“Reporting Attorney”), is permitted to report evidence of such a material violation directly to the qualified legal compliance committee, which is composed of all Audit Committee members (“QLCC”).

•
The QLCC shall direct that the CLO provide contact information to all attorneys who provide services to the Fund and would be deemed to be practicing before the SEC under the Attorney Rules for one or more members of the QLCC so that confidentiality can be ensured for any attorney who reports evidence of a material violation.

•	The QLCC shall designate an appropriate repository for the retention of materials generated in connection with the receipt of any report of a material violation by the QLCC.

•	Once a report of evidence of a material violation by the Fund, its officers, directors, employees or agents has been received by the QLCC, the QLCC has the authority and responsibility:

(i)
To inform the CLO and CEO of such report (except in the case where the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and CEO, and has informed the QLCC of such belief); and

(ii)	To determine whether an investigation is necessary or appropriate, and, if it determines an investigation is necessary or appropriate, to:

(A)	Notify the full Board of Directors;

(B)	Initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and

(C)	Retain such additional expert personnel as the QLCC deems necessary; and, at the conclusion of such investigation,

(D)	Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

(E)	Inform the CLO and the CEO and the Board of Directors of the results of any such investigation and the appropriate remedial measures.

(iii)
By majority vote, to take all other appropriate action, including notifying the U.S. Securities and Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

We urge you to read the proxy statement carefully.
If you have questions, call 800.733.6198.

# EVERY STOCKHOLDER'S VOTE IS IMPORTANT

## EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
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or scan the QR code
Follow the on-screen instructions
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VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
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Mail

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
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VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
1100 North Mathilda Avenue
Sunnyvale, CA 94089
on May 23, 2014

Please detach at perforation before mailing.

PROXY | FIRSTHAND TECHNOLOGY VALUE FUND, INC. | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Firsthand Technology Value Fund, Inc., a Maryland corporation (the "Company"), hereby appoints Kevin Landis and Kelvin Leung, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2014 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Sheraton Sunnyvale Hotel at 1100 North Mathilda Avenue, Sunnyvale, CA 94089 on May 23, 2014, at 2:00 pm., Pacific Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" proposal 1, "FOR" proposal 2 and "AGAINST" proposal 3. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

Note: Please sign exactly as your name appears on this proxy. If joint owners, EACH should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

______________________________
Signature and Title, if applicable

______________________________
Signature (if held jointly)

______________________________
Date

SVVC_25452_030414

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on May 23, 2014.
The Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/svvc-25452

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2; AND AGAINST PROPOSAL 3.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The Board of Directors recommends a vote FOR proposals 1 & 2.

| | | FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT |
|---|---|---|---|---|
| 1. | To elect two Class III Directors to the Board of Directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify.<br>01. Kevin Landis 02. Kimun Lee | ☐ | ☐ | ☐ |

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

________________________________________

The Board of Directors recommends a vote AGAINST proposal 3.

| | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|
| 3. | The Investment Management Agreement between the Fund and Firsthand Capital Management, Inc. shall be terminated as soon as possible. | ☐ | ☐ | ☐ |

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

SVVC_25452_030414